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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): July 7, 2003
                                                         -------------

                                Buckeye Partners, L.P.
                             -----------------------
             (Exact Name of Registrant as Specified in Charter)


          Delaware                      1-09356                  23-2432497
    -------------------          ---------------------     ----------------
      (State or Other              (Commission File           (I.R.S. Employer
      Jurisdiction of                   Number)              Identification No.)
       Organization)



   5 Radnor Corporate Center, Suite 500
          100 Matsonford Road
               Radnor, PA                                         19087
----------------------------------------                       -----------
(Address of Principal Executive Offices)                        (Zip Code)



   Registrant"s telephone number, including area code: (484) 232-4000
                                                        -------------



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ITEM 5. OTHER EVENTS.

      On January 15, 2003, Buckeye Partners, L.P., a Delaware limited partnership (the "Partnership"), filed with the Securities and Exchange Commission (the "Commission") a shelf registration statement on Form S-3 (Registration No. 333-102531) (the "Registration Statement"). The Commission declared the Registration Statement effective on January 22, 2003. On July 7, 2003, the Partnership entered into an Underwriting Agreement (the "Underwriting Agreement") relating to the offering of $300,000,000 aggregate principal amount of 4 5/8% Notes due 2013 of the Partnership (the "Debt Securities"). The Debt Securities will be issued pursuant to an indenture to be entered into between the Partnership and SunTrust Bank, as trustee (the "Indenture"). On July 8, 2003, the Partnership filed with the Commission a Prospectus Supplement to the Registration Statement pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended, relating to the offering of the Debt Securities. The Underwriting Agreement is attached to this report as Exhibit 1.1 and the form of the Indenture is attached to this report as Exhibit 4.1.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (c)   Exhibits.

Exhibit
Number                                Exhibit Title
------                                -------------

 1.1 Underwriting Agreement, dated July 7, 2003, among Buckeye Partners, L.P., Buckeye Pipe Line Company and J.P. Morgan Securities Inc.

 4.1 Form of Indenture between Buckeye Partners, L.P. and SunTrust Bank, as trustee.






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    BUCKEYE PARTNERS, L.P.

                                    By:    Buckeye Pipe Line Company,
                                           its General Partner

                                    By:   /s/ Stephen C. Muther
                                          ------------------------------
                                           Stephen C. Muther
                                           Senior Vice President Administration,
                                           General Counsel and Secretary

Dated:  July 8, 2003


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                                  EXHIBIT INDEX


Exhibit
Number                                 Exhibit Title
------                                 -------------

 1.1 Underwriting Agreement, dated July 7, 2003, among Buckeye Partners, L.P., Buckeye Pipe Line Company and J.P. Morgan Securities Inc.

 4.1 Form of Indenture between Buckeye Partners, L.P. and SunTrust Bank, as trustee.


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